                         ------------------------------
                         Annual Report October 31, 1998
                         ------------------------------

                                   OPPENHEIMER

                                   Disciplined
                                   Value Fund

                                   [GRAPHIC]

                                     [LOGO]
                              OppenheimerFunds(R)
                            THE RIGHT WAY TO INVEST

Contents

 3 President's Letter


 4 An Interview
   with Your Fund's Managers

 9 Fund Performance
-------------------------------
13 Financial
   Statements

32 Independent
   Auditors' Report
-------------------------------
33 Federal
   Income Tax
   Information

34 Officers and
   Directors

36 Information and Services


Report highlights
--------------------------------------------------------------------------------

 . The Fund's performance was hurt by declines in stocks stemming from the financial crisis in emerging markets.

 . When stock prices began to slide, we reduced our holdings of companies with foreign exposure and increased our defensive holdings among consumer staples and utility stocks.

Avg Annual Total Returns
For the 1-Year Period
Ended 10/31/98

Class A

Without       With
Sales Chg./1/ Sales Chg./2/
----------------------------
2.24%         -3.63%
----------------------------

Class B

Without       With
Sales Chg./1/ Sales Chg./2/
----------------------------
1.47%         -3.00%
----------------------------

Class C

Without       With
Sales Chg./1/ Sales Chg./2/
----------------------------
1.47%         0.57%
----------------------------

Class Y

Without       With
Sales Chg./1/ Sales Chg./2/
----------------------------
2.63%         2.63%
----------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com. Prior to March 1, 1996, the Fund had a different investment advisor. However, the prior portfolio management team is now employed by OppenheimerFunds, Inc., the current advisor.

1. Includes changes in net asset value per share without deducting any sales charges.

2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class Y shares were first publicly offered on 12/16/96 and are not available for sale to individual shareholders. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is contained in the Fund's prospectus.


                      2 Oppenheimer Disciplined Value Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Disciplined Value Fund

Dear shareholder,
--------------------------------------------------------------------------------

In retrospect, 1998 has been an unsettling year for the financial markets. Around the world, stock and bond markets experienced considerable instability, with particular tumult being felt in Southeast Asia, Russia and Latin America. The U.S. stock market was not immune from the extreme volatility, as it climbed to record levels through July before correcting sharply in the third quarter and rebounding to new highs in the fourth quarter. In the bond market, yields on U.S. Treasury securities declined to record lows before rising modestly late in the year.

      Does the swift recovery of the U.S. stock market and the favorable economic environment for the bond market mean that domestic stocks and bonds will continue to prosper? We are optimistic over the long term, but we do expect that concerns about corporate earnings growth in a slow-growth economy will contribute to more stock market volatility in 1999. In the bond market, the Federal Reserve Board's decisions to reduce short-term interest rates should help create a positive climate for fixed income securities. While lower interest rates are generally good for bond prices, it will become more difficult for bond funds to maintain their dividends at current levels if yields decline further.

      As an Oppenheimer fund shareholder, you may wonder how this potential volatility will affect you. If you maintain a long-term perspective, as we do, short-term volatility over the coming months should have little bearing on your ability to achieve your future financial goals. That's why we continue to suggest that you adhere to your long-term investment plan. In fact, we are very encouraged that most of our shareholders stayed the course during last summer's stock market correction, avoiding the temptation of selling into a temporarily declining market.

      Finally, I would like to thank those shareholders who contacted us about our revised account statement. Response has been very positive, and we are pleased that many of you find the new format easier to read and more informative. If you have any questions about the new statement or any other matter, please don't hesitate to call us at 1-800-525-7048. In the meantime, thank you for choosing OppenheimerFunds, The Right Way to Invest.


Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
November 20, 1998


                      3 Oppenheimer Disciplined Value Fund

"Value stocks
have proven
to be
bargains
over the
long term..."

An interview with your Fund's managers
--------------------------------------------------------------------------------

How did the Fund perform during the last twelve months?

The fiscal year that ended October 31, 1998, proved to be an exceptionally difficult period for value stocks, especially the types of low price-to-earnings multiple (P/E) stocks on which the Fund focuses. However, we believe that underlying values in this sector are growing and that, in general, undervalued stocks with positive earnings surprises are likely to reward investors for their perseverance over time.

      The Fund's Class A shares earned an overall 4-star ranking ([4-star logo]) from Morningstar for the combined 3-, 5- and 10-year periods ended September 30, 1998, among 2,678 (3-year), 1,584 (5-year) and 713 (10-year) domestic equity funds. /1/

What made this such a challenging period?

The trouble surfaced in Asia more than a year ago, when an economic slowdown caused many Asian countries to devalue their currencies and emerging financial markets to fall sharply. Concerns about the impact of reduced global spending on corporate profits eventually affected the financial markets of developed nations as well. We first saw the impact in the United States in late 1997, when the stock markets experienced a brief, but sharp, decline. Stock performance rebounded in early 1998 as investor concerns eased. However, the recovery proved short-lived. Economic difficulties persisted in emerging markets throughout the world. In the late spring, signs appeared that U.S. corporate profit growth was suffering as a result of weakening global demand for a wide range of products. Average stock prices fell as investors sought the safety of stocks of only the largest and most visible companies.


                      4 Oppenheimer Disciplined Value Fund

[PHOTO]
Portfolio Management
Team (l to r)
Kenneth White
Peter Antos
Michael Strathearn

Historically, value stocks have proven to be bargains over the long term, but they have tended to underperform the market during times of slowing corporate earnings growth and increasing investor uncertainty. Such an environment is generally favorable for only the safest and most predictable investments, stocks which are often characterized by relatively high P/E multiples.
Accordingly, despite the potential for positive earnings surprises, the Fund's relatively low P/E stocks suffered this spring and summer.

How did you manage the Fund in light of these conditions?

We made a significant move away from companies that have a large exposure to worldwide economic activity, especially to Asia. For example, we reduced our holdings in companies that produce basic materials, such as metals, chemicals and paper, because, as Asian companies reduce their manufacturing and exporting, they also reduce their consumption of these materials. We sharply reduced our holdings among financial institutions, many of which participated in loans to Asian companies, and other Asian-based investments.

1. Source: Morningstar, Inc., 9/30/98. Morningstar ranks mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star rankings are based on the weighted average of 3-, 5- and 10-year (if applicable) rankings for a fund or class and are subject to change monthly. Top 10%: 5 stars. Next 22.5%:
4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star. The Fund's Class A shares were ranked 3 stars (3-year), 3 stars (5-year) and 4 stars (10-year), weighted 20%/30%/50%, respectively.


                      5 Oppenheimer Disciplined Value Fund

Avg Annual Total Returns
For the Periods Ended 9/30/982

Class A
1 year   5 year   10 year
-----------------------------
-14.57%  11.77%   15.17%
-----------------------------

Class B
                  Since
1 year   5 year   Inception
-----------------------------
-14.02%  N/A      11.65%
-----------------------------

Class C
                  Since
1 year   5 year   Inception
-----------------------------
-10.85%  N/A      9.87%
-----------------------------

Class Y
                  Since
1 year   5 year   Inception
-----------------------------
-9.09%   N/A      9.40%
-----------------------------

An interview with your Fund's managers
--------------------------------------------------------------------------------

Instead, we focused the Fund's holdings among industries likely to perform well even if the economy continues to slow, especially those with stable earnings and improving management practices. For example, although stocks of domestic retailers performed well for the Fund during the first half of the year, we reduced the Fund's holdings of these and other consumer cyclicals later in the period because we believe these companies' profits may suffer if discretionary consumer spending slows. In their place, we made purchases among companies that produce consumer staples in the food and beverage industries, because people will continue to purchase these items regardless of the economic climate. We also increased our holdings among utility companies such as Columbia Energy Group and Bell Atlantic Corp.

      We took further advantage of the decline in stock prices during the summer to add to our holdings of reasonably priced stocks that showed evidence of improving fundamentals. The Fund found particular opportunities to purchase technology stocks we believed were undervalued, such as Compaq Computer Corp., and International Business Machines Corp., and biotechnology and healthcare stocks, such as Amgen, Inc. and Genzyme Corp. (General Division).


                      6 Oppenheimer Disciplined Value Fund

What is the outlook for your value management style in light of the market's current uncertainties?

Historically, we have found that buying stocks with low P/E ratios--the value approach--creates a portfolio that can outperform the stock market as a whole over time. Our approach combines this value discipline with a growth strategy. The growth component focuses on those low P/E stocks that also have positive earnings surprises, because we believe that buying stocks in companies that are doing better than people expected can add value over time.

      Since we developed this combined value and growth discipline in 1986, we have been through several other difficult periods for value investing-- especially in 1990 and, to a lesser extent, in 1994. Despite these sub-par periods, the Fund has produced good results for shareholders over time. Often, after a period of underperformance, we have seen value-oriented stocks bounce back with surprising strength and swiftness. This recovery can occur without prior notice and with little opportunity for those not already invested in the sector to share in the advance.

2. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 9/16/85. The Fund's maximum sales charge for Class A shares was lower prior to 3/18/96, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 10/2/95). Class C returns for the one-year period include the contingent deferred sales charge of 1%. Class C shares have an inception date of 5/1/96. Class Y shares were first publicly offered on 12/16/96 and are not available for sale to individual shareholders. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is contained in the Fund's prospectus.


                      7 Oppenheimer Disciplined Value Fund

It is impossible to predict exactly when the U.S. economy will recover from the effects of the global downturn. But we believe that our disciplined strategy continues to offer investors the potential to benefit from overlooked, undervalued investment opportunities. That's why we believe that investors are well served by holding the Fund even through difficult times, and why Oppenheimer Disciplined Value Fund remains part of The Right Way to Invest.

Asset Allocation/3/

pie chart omitted

[GRAPHIC]

Equities            95.7%
Cash Equivalents     4.3

Top 10 Stock Holdings3
----------------------------------------------------------
International Business Machines Corp.                3.9%
----------------------------------------------------------
Genzyme Corp. (General Division)                     2.7
----------------------------------------------------------
US West Inc.                                         2.4
----------------------------------------------------------
Fort James Corp.                                     2.4
----------------------------------------------------------
AT&T Corp.                                           2.3
----------------------------------------------------------
Xerox Corp.                                          2.2
----------------------------------------------------------
Textron, Inc.                                        2.2
----------------------------------------------------------
Amgen, Inc.                                          2.2
----------------------------------------------------------
Columbia Energy Group                                2.1
----------------------------------------------------------
Federal Mogul Corp.                                  2.1
----------------------------------------------------------

Top 5 Sectors/3/
----------------------------------------------------------
Computer Hardware                                   12.8%
----------------------------------------------------------
Telephone Utilities                                  7.9
----------------------------------------------------------
Banks                                                7.0
----------------------------------------------------------
Food                                                 7.0
----------------------------------------------------------
Manufacturing                                        5.9
----------------------------------------------------------

3. Portfolio is subject to change. Percentages are as of October 31, 1998, and are based on total market value of investments.


                      8 Oppenheimer Disciplined Value Fund

Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended October 31,1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      o Management's Discussion of Performance. During the past fiscal year that ended October 31, 1998, Oppenheimer Disciplined Value Fund's performance was affected by weakness in U.S. stock markets arising from pressures on earnings and uncertainties regarding the Asian and emerging market financial crisis. We responded by reducing the Fund's investments in sectors with significant exposure to Asia. Instead we focused purchasing activity on defensive positions in areas such as consumer staples and utilities. We also purchased undervalued stocks in the technology and biotech industries. The Fund's portfolio holdings, allocations and our management strategies are subject to change.

      o Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 1998. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B, performance is measured from inception of the class on October 2, 1995. In the case of Class C shares, performance is measured from inception of the class on May 1, 1996. In the case of Class Y shares, performance is measured from inception of the class on December 16, 1996. The Fund's performance reflects the deduction of the 5.75% maximum initial sales charge on Class A shares, the 5% (1-year) and 3% (since inception) applicable contingent deferred sales charge for Class B, and the 1% (1-year) contingent deferred sales charge for Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


                      9 Oppenheimer Disciplined Value Fund

Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Disciplined Value Fund (Class A) and S&P 500 Index

The following information was represented by a line graph in the printed materials

[GRAPHIC]

                      Oppenheimer Disciplined
                            Value Fund
                              Class A                 S&P 500 Index
12/31/87                       9,425                    10,000
12/31/88                      10,775                    11,656
12/31/89                      14,531                    15,343
12/31/90                      13,372                    14,866
12/31/91                      18,308                    19,386
12/31/92                      20,502                    20,861
12/31/93                      24,790                    22,958
12/31/94                      24,627                    23,261
12/31/95                      33,591                    31,991
10/31/96/(1)/                 37,423                    37,309
10/31/97                      47,753                    49,285
10/31/98                      48,825                    60,122

Average Annual Total Return of Class A Shares of the Fund at 10/31/98/(2)/

1 Year -3.63%    5 Year 13.24%    10 Year 15.67%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Disciplined Value Fund (Class B) and S&P 500 Index

The following information was represented by a line graph in the printed materials


[GRAPHIC]

                      Oppenheimer Disciplined
                            Value Fund
                              Class B                 S&P 500 Index
10/2/95                       10,000                    10,000
12/31/95                      10,804                    10,602
10/31/96/(1)/                 11,930                    12,364
10/31/97                      15,105                    16,332
10/31/97                      15,027                    19,924

Average Annual Total Return of Class B Shares of the Fund at 10/31/98/(3)/

1 Year -3.00%    Life 14.13%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the S&P 500 Index in the graphs begins on 12/31/87 for Class A, 9/29/95 for Class B, 4/30/96 for Class C, and 12/31/96 for Class Y.

1. The Fund changed its fiscal year end from December to October.

2. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge.


                      10 Oppenheimer Disciplined Value Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Disciplined Value Fund (Class C) and S&P 500 Index

The following information was represented by a line graph in the printed materials


[GRAPHIC]

                      Oppenheimer Disciplined
                            Value Fund
                              Class C                 S&P 500 Index
5/1/96                        10,000                    10,000
10/31/96                      10,534                    10,908
10/31/97                      13,341                    14,409
10/31/98                      13,537                    17,577

Average Annual Total Return of Class C Shares of the Fund at 10/31/98/(4)/

1 Year 0.57%    Life 12.88%

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Disciplined Value Fund (Class Y) and S&P 500 Index

The following information was represented by a line graph in the printed materials


[GRAPHIC]

                      Oppenheimer Disciplined
                            Value Fund
                              Class Y                 S&P 500 Index
12/16/96                      10,000                    10,000
10/31/97                      12,361                    12,531
10/31/98                      12,687                    15,286

Average Annual Total Return of Class Y Shares of the Fund at 10/31/98/(5)/

1 Year 2.63%    Life 13.53%

3. Class B shares of the Fund were first publicly offered on 10/2/95. The average annual total returns are shown net of the applicable 5% and 3% contingent deferred sales charges, respectively, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge. Different contingent deferred sales charges applied to redemptions of Class B shares prior to 3/18/96.

4. Class C shares of the Fund were first publicly offered on 5/1/96. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period.

5. Class Y shares were first publicly offered on 12/16/96 and are not available for sale to individual shareholders.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                     11 Oppenheimer Disciplined Value Fund

Financials
--------------------------------------------------------------------------------







                     12 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Statement of Investments October 31, 1998
--------------------------------------------------------------------------------

                                                                    Market Value
                                                          Shares    See Note 1
================================================================================
Common Stocks--93.5%
--------------------------------------------------------------------------------
Basic Materials--1.4%
--------------------------------------------------------------------------------
Metals--1.4%
Aluminum Co. of America                                   133,700   $ 10,595,725
--------------------------------------------------------------------------------
Consumer Cyclicals--13.5%
--------------------------------------------------------------------------------
Autos & Housing--5.5%
Federal-Mogul Corp.                                       275,900     14,950,331
--------------------------------------------------------------------------------
Ford Motor Co.                                             73,100      3,965,675
--------------------------------------------------------------------------------
Hertz Corp., Cl. A                                        100,100      3,584,831
--------------------------------------------------------------------------------
Maytag Corp.                                              231,100     11,425,006
--------------------------------------------------------------------------------
Republic Industries, Inc./(1)/                            184,100      2,957,106
--------------------------------------------------------------------------------
Whirlpool Corp.                                            70,400      3,608,000
                                                                    ------------
                                                                      40,490,949

--------------------------------------------------------------------------------
Leisure & Entertainment--3.7%
Alaska Air Group, Inc./(1)/                                51,100      1,836,406
--------------------------------------------------------------------------------
AMR Corp./(1)/                                             90,300      6,050,100
--------------------------------------------------------------------------------
Delta Air Lines, Inc.                                      32,000      3,378,000
--------------------------------------------------------------------------------
Eastman Kodak Co.                                         134,800     10,447,000
--------------------------------------------------------------------------------
Hasbro, Inc.                                              103,900      3,642,994
--------------------------------------------------------------------------------
Outback Steakhouse, Inc./(1)/                              41,600      1,440,400
--------------------------------------------------------------------------------
Wendy's International, Inc.                                 4,800        100,800
                                                                    ------------
                                                                      26,895,700

--------------------------------------------------------------------------------
Retail: General--3.6%
Dayton Hudson Corp.                                       126,300      5,351,962
--------------------------------------------------------------------------------
Federated Department Stores, Inc./(1)/                     95,600      3,674,625
--------------------------------------------------------------------------------
Fruit of the Loom, Inc., Cl. A/(1)/                       195,400      2,979,850
--------------------------------------------------------------------------------
K Mart Corp./(1)/                                         239,400      3,381,525
--------------------------------------------------------------------------------
Nordstrom, Inc.                                            82,000      2,239,625
--------------------------------------------------------------------------------
Sears Roebuck & Co.                                       191,500      8,605,531
                                                                    ------------
                                                                      26,233,118

--------------------------------------------------------------------------------
Retail: Specialty--0.7%
Payless ShoeSource, Inc./(1)/                             104,300      4,895,581
--------------------------------------------------------------------------------
Consumer Non-Cyclicals--21.8%
--------------------------------------------------------------------------------
Beverages--1.4%
Anheuser-Busch Cos., Inc.                                 168,800     10,033,050


                     13 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                    Market Value
                                                          Shares    See Note 1
--------------------------------------------------------------------------------
Food--6.8%
Albertson's, Inc.                                         168,000   $  9,334,500
--------------------------------------------------------------------------------
General Mills, Inc.                                       116,400      8,555,400
--------------------------------------------------------------------------------
IBP, Inc.                                                 352,700      9,544,944
--------------------------------------------------------------------------------
Kroger Co./(1)/                                           227,300     12,615,150
--------------------------------------------------------------------------------
Safeway, Inc./(1)/                                        207,600      9,925,875
                                                                    ------------
                                                                      49,975,869

--------------------------------------------------------------------------------
Healthcare/Drugs--4.7%
Amgen, Inc./(1)/                                          198,500     15,594,656
--------------------------------------------------------------------------------
Genzyme Corp. (General Division)/(1)/                     452,600     19,037,487
                                                                    ------------
                                                                      34,632,143

--------------------------------------------------------------------------------
Healthcare/Supplies & Services--3.9%
Bard (C.R.), Inc.                                         275,900     11,777,481
--------------------------------------------------------------------------------
Tenet Healthcare Corp./(1)/                               377,180     10,537,466
--------------------------------------------------------------------------------
WellPoint Health Networks, Inc./(1)/                       83,000      6,110,875
                                                                    ------------
                                                                      28,425,822

--------------------------------------------------------------------------------
Household Goods--5.0%
Dial Corp. (The)                                          316,700      8,729,044
--------------------------------------------------------------------------------
Fort James Corp.                                          427,187     17,220,976
--------------------------------------------------------------------------------
Premark International, Inc.                               351,000     11,122,312
                                                                    ------------
                                                                      37,072,332

--------------------------------------------------------------------------------
Energy--1.7%
--------------------------------------------------------------------------------
Oil-Integrated--1.7%
Exxon Corp.                                               115,800      8,250,750
--------------------------------------------------------------------------------
Mobil Corp.                                                57,900      4,382,306
                                                                    ------------
                                                                      12,633,056

--------------------------------------------------------------------------------
Financial--11.9%
--------------------------------------------------------------------------------
Banks--6.9%
Bank One Corp.                                            304,500     14,882,437
--------------------------------------------------------------------------------
BankBoston Corp.                                          273,200     10,057,175
--------------------------------------------------------------------------------
First Union Corp.                                         257,500     14,935,000
--------------------------------------------------------------------------------
Golden West Financial Corp.                               116,700     10,583,231
                                                                    ------------
                                                                      50,457,843

--------------------------------------------------------------------------------
Insurance--5.0%
ACE Ltd.                                                  137,000      4,640,875
--------------------------------------------------------------------------------
Allstate Corp.                                            176,800      7,613,450
--------------------------------------------------------------------------------
American International Group, Inc.                        127,100     10,835,275


                     14 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Market Value
                                                          Shares    See Note 1
--------------------------------------------------------------------------------
Insurance (continued)
Conseco, Inc.                                             152,000   $  5,272,500
--------------------------------------------------------------------------------
Equitable Cos., Inc.                                       72,000      3,528,000
--------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A                  167,000      5,124,812
                                                                    ------------
                                                                      37,014,912

--------------------------------------------------------------------------------
Industrial--10.1%
--------------------------------------------------------------------------------
Industrial Materials--2.0%
Owens Corning                                             191,000      6,935,687
--------------------------------------------------------------------------------
USG Corp.                                                 156,900      7,482,169
                                                                    ------------
                                                                      14,417,856

--------------------------------------------------------------------------------
Industrial Services--2.4%
Viad Corp.                                                322,600      8,851,338
--------------------------------------------------------------------------------
Waste Management, Inc. (New)                              195,685      8,830,286
                                                                    ------------
                                                                      17,681,624

--------------------------------------------------------------------------------
Manufacturing--5.7%
Ingersoll-Rand Co.                                        243,800     12,311,900
--------------------------------------------------------------------------------
PACCAR, Inc.                                               74,800      3,263,150
--------------------------------------------------------------------------------
Textron, Inc.                                             215,800     16,050,125
--------------------------------------------------------------------------------
United Technologies Corp.                                 110,200     10,496,550
                                                                    ------------
                                                                      42,121,725

--------------------------------------------------------------------------------
Technology--18.3%
--------------------------------------------------------------------------------
Aerospace/Defense--2.7%
General Dynamics Corp.                                    208,800     12,358,350
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                      70,371      7,837,570
                                                                    ------------
                                                                      20,195,920

--------------------------------------------------------------------------------
Computer Hardware--12.5%
Apple Computer, Inc./(1)/                                 263,300      9,775,013
--------------------------------------------------------------------------------
Compaq Computer Corp.                                     447,900     14,164,838
--------------------------------------------------------------------------------
International Business Machines Corp.                     187,300     27,802,344
--------------------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A/(1)/             127,700      8,931,019
--------------------------------------------------------------------------------
Seagate Technology, Inc./(1)/                             202,400      5,338,300
--------------------------------------------------------------------------------
Storage Technology Corp. (New)/(1)/                       297,000      9,930,938
--------------------------------------------------------------------------------
Xerox Corp.                                               166,100     16,090,938
                                                                    ------------
                                                                      92,033,390


                     15 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                    Market Value
                                                          Shares    See Note 1
--------------------------------------------------------------------------------
Computer Software/Services--2.0%
First Data Corp.                                          146,800   $  3,890,200
--------------------------------------------------------------------------------
Network Associates, Inc./(1)/                             247,000     10,497,500
                                                                    ------------
                                                                      14,387,700

--------------------------------------------------------------------------------
Telecommunications/Technology--1.1%
3Com Corp./(1)/                                           222,900      8,038,331
--------------------------------------------------------------------------------
Utilities--14.8%
--------------------------------------------------------------------------------
Electric Utilities--4.9%
Baltimore Gas & Electric Co.                              258,000      8,094,750
--------------------------------------------------------------------------------
Edison International                                      255,300      6,733,538
--------------------------------------------------------------------------------
FPL Group, Inc.                                           196,200     12,274,763
--------------------------------------------------------------------------------
Montana Power Co.                                         215,000      9,312,188
                                                                    ------------
                                                                      36,415,239

--------------------------------------------------------------------------------
Gas Utilities--2.1%
Columbia Energy Group                                     263,250     15,235,594
--------------------------------------------------------------------------------
Telephone Utilities--7.8%
AT&T Corp.                                                267,400     16,645,650
--------------------------------------------------------------------------------
Bell Atlantic Corp.                                       273,928     14,552,425
--------------------------------------------------------------------------------
Century Telephone Enterprises, Inc.                        96,200      5,465,363
--------------------------------------------------------------------------------
Frontier Corp.                                             96,500      2,901,031
--------------------------------------------------------------------------------
US West, Inc.                                             304,400     17,464,950
                                                                    ------------
                                                                      57,029,419
                                                                    ------------
Total Common Stocks (Cost $628,728,114)                              686,912,898

                                                          Units
================================================================================
Rights, Warrants and Certificates--0.0%
--------------------------------------------------------------------------------
Concentric Network Corp. Wts., Exp. 12/07/(2)/                100         10,000
--------------------------------------------------------------------------------
Dairy Mart Convenience Stores, Inc. Wts., Exp. 12/01/(2)/     333             87
--------------------------------------------------------------------------------
Intermedia Communications, Inc. Wts., Exp. 6/00/(2)/           50          3,474
--------------------------------------------------------------------------------
Microcell Telecommunications, Inc. Wts., Exp. 6/06/(2)/       500          9,062
--------------------------------------------------------------------------------
Price Communications Corp. Wts., Exp. 8/07/(2)/               344         10,320
--------------------------------------------------------------------------------
Signature Brands, Inc. Wts., Exp. 12/49/(2)/                   50          1,006
                                                                    ------------
Total Rights, Warrants and Certificates (Cost $7,533)                     33,949


                     16 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                         Face       Market Value
                                                         Amount     See Note 1
================================================================================
Mortgage-Backed Obligations--0.0%
--------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg.
Obligations, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Trust 1993-181,
Cl. C, 5.40%, 10/25/02                                $     7,105   $      7,082
--------------------------------------------------------------------------------
Federal National Mortgage Assn., Medium-Term Nts.,
6.56%, 11/13/01                                           100,000        100,156
                                                                    ------------
Total Mortgage-Backed Obligations (Cost $107,106)                        107,238

================================================================================
Non-Convertible Corporate Bonds and Notes--0.0%
--------------------------------------------------------------------------------
American Standard Cos., Inc., 10.875% Sr. Nts.,
5/15/99/(2)/                                               60,000         61,350
--------------------------------------------------------------------------------
Cigna Corp., 7.90% Nts., 12/14/98                          40,000         40,106
                                                                    ------------
Total Non-Convertible Corporate Bonds and Notes
(Cost $105,259)                                                          101,456

================================================================================
Convertible Corporate Bonds and Notes--0.0%
--------------------------------------------------------------------------------
Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts.,
2/15/01/(3)/ (Cost $46,270)                                50,000             --

================================================================================
Short-Term Notes--2.5%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 4.78%, 11/4/98/(4)/   8,000,000      7,996,813
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 4.78%, 11/23/98/(4)/ 10,000,000      9,970,789
                                                                    ------------
Total Short-Term Notes (Cost $17,967,602)                             17,967,602

================================================================================
Repurchase Agreements--1.7%
--------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank,
5.38%, dated 10/30/98, to be repurchased at
$12,605,649 on 11/2/98, collateralized by U.S.
Treasury Nts., 7.50%, 11/15/01, with a
value of $12,871,713 (Cost $12,600,000)                12,600,000     12,600,000

--------------------------------------------------------------------------------
Total Investments, at Value (Cost $659,561,884)              97.7%   717,723,143
--------------------------------------------------------------------------------
Other Assets Net of Liabilities                               2.3     16,734,052
                                                      -----------   ------------
Net Assets                                                  100.0%  $734,457,195
                                                      ===========   ============

1. Non-income producing security.

2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.

3. Non-income producing--issuer is in default.

4. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


                     17 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities October 31, 1998
--------------------------------------------------------------------------------

====================================================================================
Assets
Investments, at value (cost $659,561,884)--see accompanying statement   $717,723,143
------------------------------------------------------------------------------------
Cash                                                                          81,753
------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                          20,241,887
Interest and dividends                                                       875,178
Shares of capital stock sold                                                 483,843
Other                                                                         16,729
                                                                        ------------
Total assets                                                             739,422,533

====================================================================================
Liabilities
Payables and other liabilities:
Investments purchased                                                      4,073,944
Shares of capital stock redeemed                                             408,965
Distribution and service plan fees                                           127,942
Directors' fees--Note 1                                                      101,737
Transfer and shareholder servicing agent fees                                 38,171
Other                                                                        214,579
                                                                        ------------
Total liabilities                                                          4,965,338

====================================================================================
Net Assets                                                              $734,457,195
                                                                        ============
====================================================================================
Composition of Net Assets
Par value of shares of capital stock                                    $     35,139
------------------------------------------------------------------------------------
Additional paid-in capital                                               642,468,835
------------------------------------------------------------------------------------
Undistributed net investment income                                        5,144,211
------------------------------------------------------------------------------------
Accumulated net realized gain on investments
and foreign currency transactions                                         28,647,751
------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                        58,161,259
                                                                        ------------
Net assets                                                              $734,457,195
                                                                        ============


                      18 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $456,263,913 and 21,816,729 shares of capital
stock outstanding)                                                        $20.91

Maximum offering price per share (net asset value plus sales
charge of 5.75% of offering price)                                        $22.19

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $123,259,656 and 5,917,043
shares of capital stock outstanding)                                      $20.83

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $18,204,294 and 883,681 shares
of capital stock outstanding)                                             $20.60

--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per
share (based on net assets of $136,729,332 and 6,521,712
shares of capital stock outstanding)                                      $20.97

See accompanying Notes to Financial Statements.


                     19 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Statement of Operations For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

===================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $18,139)                $  7,861,416
-----------------------------------------------------------------------------------
Interest                                                                  4,555,195
                                                                       ------------
Total income                                                             12,416,611

===================================================================================
Expenses
Management fees--Note 4                                                   3,658,650
-----------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                   1,102,621
Class B                                                                   1,101,303
Class C                                                                     153,334
-----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:
Class A                                                                     607,058
Class B                                                                     151,719
Class C                                                                      21,360
Class Y                                                                      33,197
-----------------------------------------------------------------------------------
Shareholder reports                                                         204,758
-----------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                      35,710
Class B                                                                      14,300
Class C                                                                       2,658
Class Y                                                                      15,602
-----------------------------------------------------------------------------------
Directors' fees and expenses--Note 1                                         31,027
-----------------------------------------------------------------------------------
Legal, auditing and other professional fees                                  30,931
-----------------------------------------------------------------------------------
Custodian fees and expenses                                                  20,050
-----------------------------------------------------------------------------------
Accounting service fees--Note 4                                              15,000
-----------------------------------------------------------------------------------
Insurance expenses                                                            9,067
-----------------------------------------------------------------------------------
Other                                                                        15,415
                                                                       ------------
Total expenses                                                            7,223,760

===================================================================================
Net Investment Income                                                     5,192,851

===================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                              28,718,400
Foreign currency transactions                                                (2,593)
                                                                       ------------
Net realized gain                                                        28,715,807

-----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments    (34,730,525)
                                                                       ------------
Net realized and unrealized loss                                         (6,014,718)

===================================================================================
Net Decrease in Net Assets Resulting from Operations                   $   (821,867)
                                                                       ============

See accompanying Notes to Financial Statements.


                     20 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  Year Ended October 31,
                                                                  1998             1997
================================================================================================
Operations
Net investment income                                             $   5,192,851    $   3,074,306
------------------------------------------------------------------------------------------------
Net realized gain                                                    28,715,807       67,704,492
------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation               (34,730,525)     (16,812,534)
                                                                  -------------    -------------
Net increase (decrease) in net assets resulting from operations        (821,867)      53,966,264

================================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                              (2,053,090)        (641,547)
Class B                                                                (205,567)         (12,589)
Class C                                                                 (16,094)          (1,655)
Class Y                                                                (722,961)              (3)
------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                             (44,818,463)     (12,873,125)
Class B                                                             (10,405,845)        (496,006)
Class C                                                              (1,243,556)         (63,782)
Class Y                                                             (11,174,826)             (69)

================================================================================================
Capital Stock Transactions
Net increase in net assets resulting from
capital stock transactions--Note 2:
Class A                                                             131,069,760      164,714,499
Class B                                                              52,155,257       75,670,149
Class C                                                               9,659,857        8,998,996
Class Y                                                              56,697,598       79,722,352

================================================================================================
Net Assets
Total increase                                                      178,120,203      368,983,484
------------------------------------------------------------------------------------------------
Beginning of period                                                 556,336,992      187,353,508
                                                                  -------------    -------------
End of period (including undistributed net investment
income of $5,144,211 and $2,934,887, respectively)                $ 734,457,195    $ 556,336,992
                                                                  =============    =============

See accompanying Notes to Financial Statements.


                     21 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                 Class A
                                                 -------------------------------------------------------
                                                                                             Year
                                                                                             Ended
                                                 Year Ended October 31,                      Dec. 31,
                                                 1998         1997           1996/(4)/       1995
========================================================================================================
Per Share Operating Data
Net asset value, beginning of period               $23.31       $19.65         $17.84          $14.20
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .16          .23/(5)/       .15             .25
Net realized and unrealized gain (loss)               .32         4.91/(5)/      1.88            4.88
                                                 --------     --------       --------        --------
Total income (loss) from investment operations        .48         5.14           2.03            5.13

--------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.12)        (.07)          (.10)           (.25)
Distributions from net realized gain                (2.76)       (1.41)          (.12)          (1.24)
                                                 --------     --------       --------        --------
Total dividends and distributions
to shareholders                                     (2.88)       (1.48)          (.22)          (1.49)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $20.91       $23.31         $19.65          $17.84
                                                 ========     ========       ========        ========
========================================================================================================
Total Return, at Net Asset Value /(6)/               2.24%       27.60%         11.41%          36.40%

========================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)         $456,264     $371,810       $180,784        $118,118
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $442,138     $234,314       $135,940        $ 98,063
--------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                0.84%        1.05%          1.01%/(7)/      1.53%
Expenses                                             0.98%        1.07%          1.13%/(7)/      1.22%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate /(8)/                       106.3%       103.1%          73.9%           69.7%

1. For the period from December 16, 1996 (inception of offering) to October 31, 1997.
2. For the period from May 1, 1996 (inception of offering) to October 31, 1996.
3. For the period from October 2, 1995 (inception of offering) to December 31, 1995.
4. For the ten months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.


                      22 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          Class B
---------------------     -----------------------------------------------
                                                                  Period
                                                                  Ended
                          Year Ended October 31,                  Dec. 31,
  1994        1993        1998         1997          1996/(4)/      1995/(3)/
=========================================================================

   $15.14      $14.20       $23.32      $19.77       $18.08        $17.83
-------------------------------------------------------------------------

      .22         .30          .02         .09/(5)/     .05           .02
     (.32)       2.64          .30        4.91/(5)/    1.83          1.40
  -------     -------     --------     -------       ------        ------
     (.10)       2.94          .32        5.00         1.88          1.42

-------------------------------------------------------------------------

     (.22)       (.30)        (.05)       (.04)        (.07)         (.02)
     (.62)      (1.70)       (2.76)      (1.41)        (.12)        (1.15)
  -------     -------     --------     -------       ------        ------

     (.84)      (2.00)       (2.81)      (1.45)        (.19)        (1.17)
-------------------------------------------------------------------------
  $ 14.20     $ 15.14     $  20.83     $ 23.32       $19.77        $18.08
  =======     =======     ========     =======       ======        ======
=========================================================================
    (0.65)%     20.91%        1.47%      26.61%       10.43%         8.04%

=========================================================================

  $78,390     $64,495     $123,260     $83,291       $5,854        $  717
-------------------------------------------------------------------------
  $71,956     $54,682     $110,240     $30,019       $2,903        $  306
-------------------------------------------------------------------------

     1.50%       1.95%        0.08%       0.22%        0.22%/(7)/    0.21%/(7)/
     1.02%       1.05%        1.73%       1.84%        1.88%/(7)/    1.97%/(7)/
-------------------------------------------------------------------------
     98.5%       99.7%       106.3%      103.1%        73.9%         69.7%

5. Per share amounts calculated based on the average shares outstanding during the period.
6. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.


                      23 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                               Class C                                 Class Y
                                               ------------------------------------    -----------------------
                                               Year Ended October 31,                  Year Ended October 31,
                                               1998        1997          1996/(2)/       1998         1997/(1)/
==============================================================================================================
Per Share Operating Data
Net asset value, beginning of period            $23.07      $19.57       $18.79          $23.34      $20.31
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .01         .10(5)       .06             .22         .31/(5)/
Net realized and unrealized gain (loss)            .31        4.85(5)       .94             .34        4.20/(5)/
                                               -------     -------       ------        --------     -------
Total income (loss) from investment
operations                                         .32        4.95         1.00             .56        4.51

--------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (.03)       (.04)        (.10)           (.17)       (.07)
Distributions from net realized gain             (2.76)      (1.41)        (.12)          (2.76)      (1.41)
                                               -------     -------       ------        --------     -------
Total dividends and distributions
to shareholders                                  (2.79)      (1.45)        (.22)          (2.93)      (1.48)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $ 20.60     $ 23.07       $19.57        $  20.97     $ 23.34
                                               =======     =======       ======        ========     =======

==============================================================================================================
Total Return, at Net Asset Value /(6)/            1.47%      26.64%        5.35%           2.63%      23.62%

==============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)       $18,204     $10,243       $  715        $136,729     $90,994
--------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $15,355     $ 4,477       $  342        $118,010     $51,775
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             0.06%       0.17%        0.04%/(7)/      1.19%       1.21%/(7)/
Expenses                                          1.73%       1.86%        1.87%/(7)/      0.62%       0.78%/(7)/
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate /(8)/                    106.3%      103.1%        73.9%          106.3%      103.1%

7. Annualized.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1998 were $812,485,864 and $637,725,479, respectively.

See accompanying Notes to Financial Statements.


                     24 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Disciplined Value Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

            The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                      25 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies (continued)

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Directors' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent Directors. Benefits are based on years of service and fees paid to each Director during the years of service. During the year ended October 31, 1998, a provision of $8,429 was made for the Fund's projected benefit obligations and payments of $3,017 were made to retired Directors, resulting in an accumulated liability of $99,833 as of October 31, 1998.

            The Board of Directors has adopted a deferred compensation plan for independent Directors that enables a Director to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds. Deferral of Directors' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.


                      26 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1998, amounts have been reclassified to reflect a decrease in additional paid-in capital of $21,608, an increase in undistributed net investment income of $14,185, and an increase in accumulated net realized gain on investments of $7,423.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                      27 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
2. Shares of Capital Stock

The Fund has authorized 500 million of $0.001 par value shares of capital stock. Transactions in shares of capital stock were as follows:

                                    Year Ended October 31, 1998       Year Ended October 31, 1997
                                    ---------------------------       ---------------------------
                                    Shares       Amount               Shares       Amount
------------------------------------------------------------------------------------------------
Class A:
Sold                                6,055,274    $ 134,355,655        3,692,585    $  80,366,467
Dividends and
distributions reinvested            1,943,840       40,173,794          682,565       13,378,298
Issued in connection with the
acquisition of:
Oppenheimer Value
Stock Fund--Note 7                         --               --        7,652,373      178,988,994
Oppenheimer LifeSpan
Growth Fund--Note 7                 2,464,057       55,909,466               --               --
Redeemed                           (4,594,504)     (99,369,155)      (5,280,662)    (108,019,260)
                                   ----------    -------------       ----------    -------------
Net increase                        5,868,667    $ 131,069,760        6,746,861    $ 164,714,499
                                   ==========    =============       ==========    =============

------------------------------------------------------------------------------------------------
Class B:
Sold                                2,774,749    $  61,540,380        1,144,402    $  25,787,163
Dividends and
distributions reinvested              487,844       10,101,800           25,026          494,015
Issued in connection with the
acquisition of:
Oppenheimer Value
Stock Fund--Note 7                         --               --        2,351,076       55,109,219
Oppenheimer LifeSpan
Growth Fund--Note 7                   269,319        6,105,453               --               --
Redeemed                           (1,187,193)     (25,592,376)        (244,280)      (5,720,248)
                                   ----------    -------------       ----------    -------------
Net increase                        2,344,719    $  52,155,257        3,276,224    $  75,670,149
                                   ==========    =============       ==========    =============

------------------------------------------------------------------------------------------------
Class C:
Sold                                  531,746    $  11,620,021          289,313    $   6,258,500
Dividends and
distributions reinvested               59,153        1,212,044            3,239           63,228
Issued in connection with the
acquisition of:
Oppenheimer Value Stock
Fund--Note 7                               --               --          150,017        3,478,897
Oppenheimer LifeSpan
Growth Fund--Note 7                    67,517        1,513,732               --               --
Redeemed                             (218,753)      (4,685,940)         (35,084)        (801,629)
                                   ----------    -------------       ----------    -------------
Net increase                          439,663    $   9,659,857          407,485    $   8,998,996
                                   ==========    =============       ==========    =============


                      28 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    Year Ended October 31, 1998       Period Ended October 31, 1997/(1)/
                                    ---------------------------       --------------------------------
                                    Shares       Amount               Shares       Amount
================================================================================================
Class Y:
Sold                                3,047,435    $  66,033,007        4,130,366    $  85,062,741
Dividends and distributions
reinvested                            575,974       11,897,787               --               --
Redeemed                           (1,000,402)     (21,233,196)        (231,661)      (5,340,389)
                                   ----------    -------------        ---------    -------------
Net increase                        2,623,007    $  56,697,598        3,898,705    $  79,722,352
                                   ==========    =============        =========    =============

1. For the period from December 16, 1996 (inception of offering) to October 31, 1997 for Class Y shares.

================================================================================
3. Unrealized Gains and Losses on Investments

As of October 31, 1998, net unrealized appreciation on investments of $58,161,259 was composed of gross appreciation of $82,540,289, and gross depreciation of $24,379,030.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $300 million of average annual net assets, 0.50% of the next $100 million and 0.45% of average annual net assets in excess of $400 million. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred. The Fund's management fee for the year ended October 31, 1998 was 0.53% of the average annual net assets for Class A, Class B, Class C and Class Y shares.

            For the year ended October 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,667,118, of which $789,178 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $1,811,143 and $100,603, respectively, of which $435,243 and $9,638, respectively, was paid to an affiliated broker/dealer for Class B and Class C shares. During the year ended October 31, 1998, OFDI received contingent deferred sales charges of $202,849 and $10,623, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.


                      29 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates (continued)

The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended October 31, 1998, OFDI paid $667,521 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

            The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended October 31, 1998, OFDI paid $42,263 and $12,392, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $933,605 and $110,797, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of October 31, 1998, OFDI had incurred excess distribution and servicing costs of $3,212,917 for Class B and $219,766 for Class C.

================================================================================
5. Illiquid and Restricted Securities

As of October 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 1998, was $95,299, which represents 0.01% of the Fund's net assets.


                      30 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the year ended October 31, 1998.

================================================================================
7. Acquisition of Oppenheimer LifeSpan Growth Fund and Oppenheimer Value Stock Fund

On June 12, 1998, the Fund acquired all the net assets of Oppenheimer LifeSpan Growth Fund, pursuant to an agreement and plan of reorganization approved by the Oppenheimer LifeSpan Growth Fund shareholders on June 9, 1998. The Fund issued (at an exchange ratio of 0.522101 for Class A, 0.523202 for Class B and 0.524279 for Class C of the Fund to one share of Oppenheimer LifeSpan Growth Fund) 2,464,057, 269,319 and 67,517 shares of capital stock for Class A, Class B and Class C, respectively, valued at $55,909,466, $6,105,453 and $1,513,732, in exchange for the net assets, resulting in combined Class A net assets of $523,396,393, Class B net assets of $128,631,768 and Class C net assets of $19,081,033 on June 12, 1998. The net assets acquired included net unrealized appreciation of $4,184,576. The exchange qualified as a tax-free reorganization for federal income tax purposes.

            On July 25, 1997, the Fund acquired all the net assets of Oppenheimer Value Stock Fund, pursuant to an agreement and plan of reorganization approved by the Oppenheimer Value Stock Fund shareholders on July 21, 1997. The Fund issued (at an exchange ratio of 0.922802 for Class A,
0.925875 for Class B and 0.925875 for Class C of the Fund to one share of Oppenheimer Value Stock Fund) 7,652,373, 2,351,076 and 150,017 shares of capital stock for Class A, Class B and Class C, respectively, valued at $178,988,994, $55,109,219 and $3,478,897, in exchange for the net assets, resulting in combined Class A net assets of $356,598,856, Class B net assets of $74,391,341 and Class C net assets of $8,707,171 on July 25, 1997. The net assets acquired included net unrealized appreciation of $79,130,574. The exchange qualified as a tax-free reorganization for federal income tax purposes.


                      31 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
The Board of Directors and Shareholders of
Oppenheimer Disciplined Value Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Disciplined Value Fund as of October 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the ten months ended October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 1995, were audited by other auditors whose report dated February 9, 1996, expressed an unqualified opinion on this information.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Disciplined Value Fund as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended October 31, 1998, and the ten months ended October 31, 1996, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP

Denver, Colorado
November 20, 1998


                     32 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------

In early 1999 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            Distributions of $2.8713, $2.7976, $2.7751 and $2.9216 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 16, 1997, of which, for each class of shares, $0.6518 was designated as a capital gain distribution in the "28% Rate Group" and $1.4327 was designated as a capital gain distribution in the "20% Rate Group" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

            Dividends paid by the Fund during the year ended October 31, 1998, which are not designated as capital gain distributions should be multiplied by 100.00% to arrive at the net amount eligible for the corporate dividend-received deduction.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                      33 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Oppenheimer Disciplined Value Fund
--------------------------------------------------------------------------------

A Series of Oppenheimer Series Fund, Inc.

================================================================================
Officers and Directors    Leon Levy, Chairman of the Board of Directors
                          Donald W. Spiro, Vice Chairman of the Board of
                            Directors
                          Bridget A. Macaskill, Director and President
                          Robert G. Galli, Director
                          Benjamin Lipstein, Director
                          Elizabeth B. Moynihan, Director
                          Kenneth A. Randall, Director
                          Edward V. Regan, Director
                          Russell S. Reynolds, Jr., Director
                          Pauline Trigere, Director
                          Clayton K. Yeutter, Director
                          Peter M. Antos, Vice President
                          Robert C. Doll, Jr., Vice President
                          Stephen F. Libera, Vice President
                          Michael C. Strathearn, Vice President
                          Kenneth B. White, Vice President
                          Arthur J. Zimmer, Vice President
                          George C. Bowen, Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Andrew J. Donohue, Secretary
                          Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor        OppenheimerFunds, Inc.

================================================================================
Distributor               OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder  OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of              The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors      KPMG Peat Marwick LLP

================================================================================
Legal Counsel             Gordon Altman Butowsky Weitzen Shalov & Wein

                          This is a copy of a report to shareholders of Oppenheimer Disciplined Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Disciplined Value Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                      34 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
OppenheimerFunds Family
--------------------------------------------------------------------------------

=========================================================================================
Real Asset Funds
-----------------------------------------------------------------------------------------
Real Asset Fund              Gold & Special Minerals Fund

=========================================================================================
Global Stock Funds
-----------------------------------------------------------------------------------------
Developing Markets Fund      International Growth Fund      Quest Global Value Fund
International Small          Global Fund                    Global Growth & Income Fund
  Company Fund

=========================================================================================
Stock Funds
-----------------------------------------------------------------------------------------
Enterprise Fund              MidCap Fund                    Growth Fund
Discovery Fund               Capital Appreciation Fund      Disciplined Value Fund
Quest Small Cap Value Fund   Quest Capital Value Fund       Quest Value Fund

=========================================================================================
Stock & Bond Funds
-----------------------------------------------------------------------------------------
Main Street Income &         Total Return Fund              Disciplined Allocation Fund
  Growth Fund                Quest Balanced                 Multiple Strategies Fund
Quest Opportunity              Value Fund/1/                Convertible Securities Fund/2/
  Value Fund                 Equity Income Fund

=========================================================================================
Taxable Bond Funds
-----------------------------------------------------------------------------------------
International Bond Fund      Champion Income Fund           U.S. Government Trust
World Bond Fund              Strategic Income Fund          Limited-Term Government Fund
High Yield Fund              Bond Fund

=========================================================================================
Municipal Bond Funds
-----------------------------------------------------------------------------------------
California Municipal Fund/3/ Pennsylvania Municipal Fund/3/ Rochester Division:
Florida Municipal Fund/3/    Municipal Bond Fund            Rochester Fund Municipals
New Jersey Municipal Fund/3/ Insured Municipal Fund         Limited Term New York
New York Municipal Fund/3/   Intermediate Municipal Fund      Municipal Fund

=========================================================================================
Money Market Funds/4/
-----------------------------------------------------------------------------------------
Money Market Fund            Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."
2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."
3. Available only to investors in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                     35 Oppenheimer Disciplined Value Fund

Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com-- we're here to help.

Internet
24-hr access to account
information. Online
transactions now available

 www.oppenheimerfunds.com


General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

 1-800-525-7048


Account Transactions
Mon-Fri 8:30am-8pm ET

 1-800-852-8457


PhoneLink
24-hr automated information
and automated transactions

 1-800-533-3310


Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

 1-800-843-4461

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

 1-800-835-3104

                                        [LOGO]OppenheimerFunds(R)
                                                Distributor, Inc.

RA0375.001.1098  December 30, 1998